Exhibit 99.2

CECIL BANCORP, INC. AND SUBSIDIARY

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

CECIL BANCORP, INC. AND SUBSIDIARY

UNAUDITED CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30, 2025 AND DECEMBER 31, 2024

(in thousands, except per share data)

	September 30,	December 31,
	2025	2024
ASSETS

Cash and due from banks	$548	$579
Interest bearing deposits with banks	24,347	16,657
Federal funds sold	689	846
Total cash and cash equivalents	25,584	18,082
Securities available-for-sale at fair value	20,982	21,944
Restricted investment securities - at cost	1,070	1,192
Loans receivable	159,342	168,492
Less: Allowance for loan credit losses	(1,726)	(1,766)
Net loans receivable	157,616	166,726
Premises and equipment	2,561	2,655
Accrued interest receivable	1,008	1,091
Deferred tax assets, net	9,313	9,734
Other assets	1,898	2,094
TOTAL ASSETS	$220,032	$223,518

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Deposits	$189,168	$190,928
Advances from Federal Home Loan Bank of Atlanta	—	2,750
Other liabilities	1,198	1,273
Total liabilities	190,366	194,951

STOCKHOLDERS' EQUITY
Common stock, $0.01 par value; authorized 1,000,000
shares in 2025 and 2024, issued and outstanding
11,741,571 voting shares and 3,885,427 nonvoting shares
in 2025 and 2024	156	156
Additional paid in capital	53,051	53,051
Retained deficit	(22,235)	(22,792)
Accumulated other comprehensive income (loss)	(1,306)	(1,848)
Total stockholders' equity	29,666	28,567
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$220,032	$223,518

See accompany notes to the consolidated financial statements.

CECIL BANCORP, INC. AND SUBSIDIARY

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

FOR THE NINE MONTH ENDED SEPTEMBER 30, 2025 AND 2024

(in thousands, except per share data)

	September 30,	September 30,
	2025	2024
INTEREST INCOME:
Interest and fees on loans	$7,230	$7,604
Interest on investment securities	615	453
Dividends on FHLB and FRB stock	55	47
Other interest income	766	799
Total interest income	8,666	8,903

INTEREST EXPENSE
Interest expense on deposits	3,036	3,090
Interest expense on advances for FRB of Richmond	—	233
Interest expense on advances from FHLB of Atlanta	56	15
Total interest expense	3,092	3,338

NET INTEREST INCOME	5,574	5,565
PROVISION FOR CREDIT LOSSES	50	605
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	5,524	4,960

NONINTEREST INCOME:
Deposit account fees	87	94
ATM fees	246	255
Gain (loss) on sale of repossessed assets	(61)	89
Other	38	36
Total noninterest income	310	474

NONINTEREST EXPENSE
Salaries and employee benefits	2,277	2,236
Occupancy expense	342	337
Equipment and data processing expense	832	810
FDIC deposit insurance premium	142	175
Professional services	725	388
Insurance expense	83	78
Other	660	1,576
Total noninterest expense	5,061	5,600
INCOME (LOSS) BEFORE INCOME TAXES	773	(166)
INCOME TAX EXPENSE (BENEFIT)	216	(44)
NET INCOME (LOSS)	$557	$(122)

Earnings (loss) per common share - basic	$0.03	$(0.01)
Earnings (loss) per common share - diluted	$0.03	$(0.01)

See accompany notes to the consolidated financial statements.

CECIL BANCORP, INC. AND SUBSIDIARY

UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

(in thousands)

	September 30,	September 30,
	2025	2024

Net income (loss)	$557	$(122)
Other comprehensive income:
Net unrealized gain on securities available for sale, net of deferred taxes of
$206 in 2025 and $174 in 2024	542	458
Other comprehensive income	542	458
Total comprehensive income	$1,099	$336

See accompany notes to the consolidated financial statements.

CECIL BANCORP, INC. AND SUBSIDIARY

UNAUDITED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

(in thousands)

				Accumulated
		Additional		Other	Total
	Common	Paid-In	Retained	Comprehensive	Stockholders'
	Stock	Capital	Deficit	Income (Loss)	Equity

BALANCES AT JANUARY 1, 2024	$154	$52,891	$(22,982)	$(1,770)	$28,293

Net income (loss)	—	—	(122)	—	(122)
Other comprehensive income (loss)	—	—		458	458
Stock-based compensation	1	79	—	—	80

BALANCES AT SEPTEMBER 30, 2024	$155	$52,970	$(23,104)	$(1,312)	$28,709

BALANCES AT JANUARY 1, 2025	$156	$53,051	$(22,792)	$(1,848)	$28,567

Net income	—	—	557	—	557
Other comprehensive income (loss)	—	—		542	542

BALANCES AT SEPTEMBER 30, 2025	$156	$53,051	$(22,235)	$(1,306)	$29,666

See accompany notes to the consolidated financial statements.

CECIL BANCORP, INC. AND SUBSIDIARY

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

(in thousands, except per share data)

	September 30,	September 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$557	$(122)
Adjustments to reconcile net income to cash provided by
(used in operating activities):
Depreciation of premises and equipment	120	124
Amortization of right of use assets	89	84
Amortization (accretion) of investment securities	(66)	(86)
Provision for credit losses	50	605
(Gain) loss on sale of repossessed assets	61	(89)
Stock-based compensation	—	80
Deferred tax expense (benefit)	216	(43)
Net change in:
Accrued interest receivables and other assets	319	4,432
Other liabilities	(75)	1,053
Net cash provided by operating activities	1,271	6,038

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales, maturities calls and principal payments
of investment securities available for sale	2,543	1,364
Purchase of investment securities available for sale	(768)	(2,715)
Net (purchase) redemption of restricted investment securities	122	(250)
Purchases of loans	(26,763)	(25,886)
Net decrease in loans	35,633	33,994
Purchases of premises and equipment	(26)	(55)
Net cash provided by investing activities	10,741	6,452

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in deposits	(1,760)	(2,938)
Net increase (decrease) in advances from FRB of Richmond	—	(7,000)
Net increase (decrease) in advances from FHLB of Atlanta	(2,750)	5,500
Net cash (used in) financing activities	(4,510)	(4,438)

Increase in cash and cash equivalents	7,502	8,052
Cash and cash equivalents at beginning of period	18,082	15,151
Cash and cash equivalents at end of period	$25,584	$23,203

Supplemental disclosure of cash flows information:
Cash paid for interest	$3,022	$3,361
Cash paid for income taxes	$—	$—

Supplemental disclosure of cash flowinformation:
Unrealized gain (loss) on investments securities available -for-sale	$747	$633
Transfer of loans to repossessed assets	$190	$1,721

See accompany notes to the consolidated financial statements.

CECIL BANCORP, INC. AND SUBSIDIAIRY

NOTES TO UNAUDITED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

1.	SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Cecil Bancorp, Inc. (the "Company") and its wholly owned subsidiary, Cecil Bank (the "Bank"), together with its subsidiaries, Cecil Financial Services Corporation, Novo Realty, LLC, Route 9 Old New Castle LLC, and Chesapeake Club Subdivision, LLC conform to accounting principles generally accepted in the United States of America.

Basis of Presentation

The accompany unaudited financial consolidated interim financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and to general practices within the banking industry.  Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  In the opinion of management, all significant adjustments considered necessary for the fair presentation have been included.

Cecil Bancorp, Inc. (the "Company") is the bank holding company for its wholly owned subsidiary, Cecil Bank (the "Bank"), together with its subsidiaries, Cecil Financial Services Corporation, Novo Realty, LLC, Route 9 Old New Castle LLC, and Chesapeake Club Subdivision, LLC.  The unaudited consolidated interim financial statements include the Company and its subsidiary.  Consolidation has resulted in the elimination of all significant intercompany balances and transactions.

Operating results for the nine months ended September 30, 2025 are not necessarily indicative of the results that may be expected for the year ending December 31, 2025.  For further information, and detailed discussion on all significant accounting polices, refer to the consolidated financial statements and footnotes thereto included in the Cecil Bancorp, Inc. and Subsidiary audited consolidated financial statements for the years ended December 31, 2024 and 2023.